Inspirato Reports Record Q1 Profitability and Reiterates Full Year Guidance

Improved Gross Margins and Operational Efficiencies
Drive Most Profitable Quarter in Company History

DENVER, May 7, 2025 – Inspirato Incorporated (“Inspirato” or the “Company”) (Nasdaq: ISPO), the premier luxury vacation club and property technology company, today reported results for the first quarter (“Q1 2025”) ended March 31, 2025. The Company delivered its most profitable quarter since going public, driven by strengthening gross margins and optimizing operational efficiencies. The Company also reiterated its full year 2025 financial guidance.

Q1 2025 Highlights
•Net income of $1.6 million and Adjusted EBITDA of $5.6 million, a 38% or $1.5 million year-over-year Adjusted EBITDA improvement
•Second consecutive quarter of positive Adjusted EBITDA, generating over $7.5 million over trailing six months
•Gross margin of 39% reflecting portfolio optimization and more efficient business model
•Cash operating expenses declined by $7.6 million, or 26% year-over-year, reflecting a continued focus on operating efficiency
•Maintained strong occupancy of 73%, with average daily rates (“ADR”) increasing 16% to $1,915
•As of March 31, 2025, the Company reported approximately 11,600 active memberships, reflecting its focus on high-quality, recurring revenue

Management Commentary
Chairman and Chief Executive Officer Payam Zamani commented, “Our first quarter results reflect the impact of our disciplined transformation and the strong foundation we’re building for long-term growth. We are focused on operational efficiency, brand elevation, and delivering enhanced member experience. We began the year with foundational technology investments, and in the second quarter we’ll continue to work on what will ultimately become a world-class platform allowing us to reach, target, and convert high-value travelers at scale. We are transforming Inspirato into a leading property technology company in the luxury travel space, supported by a curated portfolio of high-quality homes. Every step we take is aligned with our goal of creating a financially strong enterprise, elevating the Inspirato brand, and delivering exceptional quality to our members.”

2025 Guidance
•Anticipated Adjusted EBITDA of $0 to $5 million, a year-over-year improvement driven by an expected 300 basis point expansion in gross margins and other operational efficiencies
•Cash operating expenses between $80 and $90 million, a 15% year-over-year improvement.
•Full year expected revenue of $235 to $255 million, in-line with annualized fourth quarter 2024 revenue

2025 First Quarter Earnings Call and Webcast
Company Chairman and CEO Payam Zamani and CFO Michael Arthur will host a conference call on Thursday, May 8, 2025 to discuss its 2025 first quarter operating and financial results.

To listen to the audio webcast and Q&A, please visit the Inspirato Investor Relations website at investor.inspirato.com. An audio replay of the webcast will be available on the Inspirato Investor Relations website shortly after the call.
Conference Call and Webcast
Date/Time: Thursday, May 8, 2025, at 1:00 PM ET / 11:00 AM MT
Dial-In (N. America): 1-833-630-1956 | Dial-In (International): 1-412-317-1837
Webcast: https://edge.media-server.com/mmc/p/xzdjiv6p
2025 First Quarter Financial Results and Operational Metrics:
The following table provides the components of gross margin for the three months ended March 31, 2025 and 2024:

	Three Months Ended
(in millions other than percentages, unaudited)	March 31, 2025	March 31, 2024	% Change
Residence and hotel travel	$38.3	$44.2	(13.4)%
Experiences and bespoke travel	3.4	5.5	(37.2)%
Total Travel	41.7	49.7	(16.0)%
Subscription revenue	20.9	28.1	(25.6)%
Rewards and other revenue	3.3	2.5	30.6%
Total revenue	65.9	80.2	(17.9)%
Cost of revenue	40.3	48.5	(16.9)%
Gross margin	$25.5	$31.7	(19.5)%
Gross margin (%)	39%	40%	(1) pp
n/m = not meaningful
pp = percentage points

The following table provides a breakdown of Nights Delivered, Occupancy, and ADR for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31,
	2025	2024
Residences
Paid Nights Delivered	14,000	17,200
Total Nights Delivered	19,600	26,000
Occupancy	74%	80%
ADR	$2,124	$1,965

Hotels
Paid Nights Delivered (1)	6,400	8,800
Total Nights Delivered (1)	9,500	15,300
Occupancy (2)	67%	73%
ADR (1)	$1,414	$1,053

Total
Paid Nights Delivered (1)	20,400	26,000
Total Nights Delivered (1)	29,100	41,300
Occupancy (2)	73%	78%
ADR (1)	$1,915	$1,655
(1) Includes net-rate hotel nights.
(2) Excludes net-rate hotel nights as we purchase individual nights but do not have a total number of nights obligation.

The following table shows our approximate total number of Active Memberships as of March 31, 2025 and 2024:

	March 31,
	2025	2024
Club	10,200	10,900
Pass	1,300	2,100
Invited	100	—
Total Active Memberships	11,600	13,000

Reconciliation of Non- GAAP Financial Measures
In addition to Inspirato’s results determined in accordance with GAAP, Inspirato uses Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow as part of its overall assessment of performance, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies and to communicate with its Board concerning our business and financial performance. Inspirato believes that these non-GAAP financial measures provide useful information to investors about its business and financial performance, enhance their overall understanding of our past performance and future prospects, and allow for greater transparency with respect to metrics used by its management in their financial and operational decision making. Inspirato is presenting these non-GAAP financial measures to assist investors in seeing its business and financial performance through the eyes of management, and because we believe that these non-GAAP financial measures provide an additional tool for investors to use in comparing results of operations of our business over multiple periods with other companies in our industry.

There are limitations related to the use of these non-GAAP financial measures, including that they exclude significant expenses that are required by GAAP to be recorded in Inspirato’s financial measures. Other companies may calculate non-GAAP financial measures differently or may use other measures to calculate their financial performance, and therefore, our non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Thus, these non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any measures derived in accordance with GAAP.

Inspirato provides a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to their respective related GAAP financial measures. Inspirato encourages investors and others to review our business, results of operations, and financial information in its entirety, not to rely on any single financial measure, and to view Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow in conjunction with their respective related GAAP financial measures.

Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income and comprehensive income less interest expense, net, income tax expense, depreciation and amortization, equity‑based compensation, and gain on fair value instruments. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of total revenue for the same period.

The above items are excluded from Inspirato’s Adjusted EBITDA measure because management believes that these costs and expenses are not indicative of core operating performance and do not reflect the underlying economics of Inspirato’s business.

Free Cash Flow. Inspirato defines Free Cash Flow as net cash used in operating activities less purchases of property and equipment and development of internal-use software. Inspirato believes that Free Cash Flow is a meaningful indicator of liquidity that provides information to management and investors about the amount of cash generated from operations, after purchases of property and equipment and development of internal-use software, that can be used for strategic initiatives, if any.

See below for reconciliations of non-GAAP financial measures.

Key Business and Other Operating Metrics
Inspirato uses a number of operating and financial metrics, including the following key business metrics, to evaluate its business, measure its performance, identify trends affecting its business, formulate financial projections and business plans, and make strategic decisions. Inspirato regularly reviews and may adjust processes for calculating its internal metrics to improve their accuracy.

Active Memberships. Inspirato uses Active Memberships to assess the adoption of its membership subscription offerings, which is a key factor in assessing penetration of the market in which it operates and a key driver of revenue. Inspirato defines Active Memberships as membership subscriptions as of the measurement date that are paid in full, as well as those for which Inspirato expects payment for renewal.

Average Daily Rates (“ADR”) and Total Occupancy. Inspirato defines ADR as the total paid travel revenue, divided by total paid nights, which includes Inspirato for Good (“IFG”) and Inspirato for Business (“IFB”), in both leased residences or hotel rooms and suites. ADR does not include Pass nights utilized. Occupancy is defined as all paid, Pass, IFG, IFB, employee and complimentary nights in all at-risk properties divided by the total number of at-risk nights available. Net-rate hotel partners are excluded from Hotel Occupancy as these are dependent on the hotel having capacity for Inspirato requests.

Inspirato Incorporated
Condensed Consolidated Statements of Operations and Comprehensive Income
(in thousands, except per share amounts, unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue	$65,889	$80,245
Cost of revenue	40,344	48,524
Gross margin	25,545	31,721
General and administrative	11,386	14,649
Sales and marketing	5,007	8,726
Operations	5,230	7,023
Technology and development	1,287	2,050
Depreciation and amortization	1,004	1,001
Interest expense, net	466	323
Gain on fair value instruments	(487)	(4,149)
Other income, net	(7)	(295)
Income and comprehensive income before income taxes	1,659	2,393
Income tax expense	37	144
Net income and comprehensive income	1,622	2,249
Net (income) and comprehensive (income) attributable to noncontrolling interests	—	(986)
Net income and comprehensive income attributable to Inspirato Incorporated	$1,622	$1,263

Earnings (Loss) Attributable to Inspirato Incorporated per Class A Share
Basic net income attributable to Inspirato Incorporated per Class A share	$0.14	$0.35
Diluted net income (loss) attributable to Inspirato Incorporated per Class A share	$0.12	$(0.18)

Inspirato Incorporated
Condensed Consolidated Balance Sheets
(in thousands, except par value, unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$16,445	$21,845
Restricted cash	13,018	13,160
Accounts receivable, net	3,130	3,767
Accounts receivable, net – related parties	—	883
Prepaid member travel	17,964	13,663
Prepaid expenses	2,730	3,116
Other current assets	1,804	1,949
Total current assets	55,091	58,383
Right-of-use assets	177,189	175,228
Goodwill	21,233	21,233
Property and equipment, net	11,991	14,079
Other noncurrent assets	4,626	4,962
Total assets	$270,130	$273,885

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$23,973	$23,021
Accounts payable and accrued liabilities - related parties	94	—
Deferred revenue	120,686	135,347
Lease liabilities	55,321	53,488
Total current liabilities	200,074	211,856
Deferred revenue, noncurrent	38,407	36,147
Lease liabilities, noncurrent	131,212	130,239
Convertible note	22,401	22,336
Other noncurrent liabilities	3,191	3,159
Total liabilities	395,285	403,737

Commitments and contingencies (Note 14)

Equity (Deficit)
Class A Common Stock, par value $0.0001 per share, 50,000 shares authorized, 12,441 and 11,763 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	1	1
Class B Common Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of March 31, 2025 and December 31, 2024	—	—
Class V Common Stock, $0.0001 par value per share, 25,000 shares authorized, no shares issued or outstanding as of March 31, 2025 and December 31, 2024	—	—
Preferred Stock, par value $0.0001 per share, 5,000 shares authorized, no shares issued or outstanding as of March 31, 2025 and December 31, 2024	—	—
Additional paid-in capital	164,398	161,323
Accumulated deficit	(289,554)	(291,176)
Total equity (deficit)	(125,155)	(129,852)
Total liabilities and equity (deficit)	$270,130	$273,885
\

Inspirato Incorporated
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net income	$1,622	$2,249
Adjustments to reconcile net income to net cash used in operating activities:
Amortization of right-of-use assets	14,652	14,096
Equity‑based compensation	1,075	2,878
Depreciation and amortization	2,890	2,628
Gain on fair value instruments	(487)	(4,149)
Paid-in-kind interest	552	510
Loss on disposal of fixed assets	37	129
Changes in operating assets and liabilities:
Accounts receivable, net	1,520	1,068
Accounts receivable, net – related parties	—	(198)
Prepaid member travel	(4,301)	1,707
Prepaid expenses	386	1,797
Other assets	194	153
Accounts payable and accrued liabilities	1,315	(861)
Accounts payable and accrued liabilities - related parties	94	—
Deferred revenue	(12,401)	(14,641)
Lease liabilities	(13,807)	(14,921)
Other liabilities	32	353
Net cash used in operating activities	(6,627)	(7,202)

Cash flows from investing activities:
Purchase of property and equipment	(863)	(1,266)
Development of internal-use software	(52)	(236)
Net cash used in investing activities	(915)	(1,502)

Cash flows from financing activities:
Proceeds from exercise of Investment Warrants	2,000	—
Payments of employee taxes for share-based awards	—	(276)
Net cash provided by (used in) financing activities	2,000	(276)

Net decrease in cash, cash equivalents and restricted cash	(5,542)	(8,980)
Cash, cash equivalents and restricted cash – beginning of year	35,005	42,266
Cash, cash equivalents and restricted cash – end of year	$29,463	$33,286

Reconciliation of Net Income to Adjusted EBITDA
	Three Months Ended March 31,
(in thousands other than percentages, unaudited)	2025	2024
Net income and comprehensive income	$1,622	$2,249
Interest expense, net	466	323
Income tax expense	37	144
Depreciation and amortization (1)	2,890	2,628
Equity‑based compensation	1,075	2,878
Gain on fair value instruments	(487)	(4,149)
Adjusted EBITDA	$5,603	$4,073
Adjusted EBITDA Margin (2)	8.5%	5.1%

(1) Depreciation and amortization is included within cost of revenue, general and administrative and depreciation and amortization within the Condensed Consolidated Statements of Operations and Comprehensive Income.
(2) We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue for the same period.

Reconciliation of Free Cash Flow
	Three Months Ended March 31,
(in thousands), unaudited	2025	2024
Net cash used in operating activities	$(6,627)	$(7,202)
Development of internal-use software	(863)	(1,266)
Purchase of property and equipment	(52)	(236)
Free Cash Flow	$(7,542)	$(8,704)

About Inspirato
Inspirato (Nasdaq: ISPO) is a luxury vacation club and a property technology company that provides access to a portfolio of curated vacation options, delivered through an innovative model designed to ensure the service, certainty, and value that discerning travelers demand. The Inspirato portfolio includes exclusive luxury vacation homes, accommodations at five-star hotel and resort partners, and custom travel experiences. For more information, visit www.inspirato.com and follow @inspirato on Instagram, Facebook, X, and LinkedIn.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s hopes, beliefs, intentions or strategies regarding the future or our future events or our future financial or operating performance. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would”, “guidance” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: future financial performance and future business, strategic and operational initiatives and results. These forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those expressed in or implied by the forward-looking statements. These risks and uncertainties may relate to, among other things:
•Our partnership with Capital One Services, LLC (“Capital One”);
•Our ability to service our outstanding indebtedness and satisfy related covenants;
•The impact of changes to our executive management team;
•Our ability to comply with the continued listing standards of Nasdaq and the continued listing of our securities on Nasdaq;
•Changes in our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans;
•The implementation, market acceptance and success of our business model, growth strategy and new products;
•Our expectations and forecasts with respect to the size and growth of the travel and hospitality industry;
•The ability of our services to meet members’ needs;

•Our ability to compete with others in the luxury travel and hospitality industry;
•Our ability to attract and retain qualified employees and management;
•Our ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand our destination or other product offerings and gain market acceptance of our services, including in new geographic areas;
•Our ability to develop and maintain our brand and reputation;
•Developments and projections relating to our competitors and our industry;
•The impact of natural disasters, acts of war, terrorism, widespread global pandemics or illness on our business and the actions we may take in response to them;
•Expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”);
•Our future capital requirements and sources and uses of cash;
•The impact of our reductions in workforce on our expenses;
•The impact of market conditions on our financial condition and operations, including fluctuations in interest rates and inflation;
•Our ability to obtain funding for our operations and future growth;
•Our ability to generate positive cash flow from operations, achieve profitability, and obtain additional financing or access the capital markets to manage our liquidity;
•The impact on our liquidity of the obligations in our contractual agreements, including covenants therein;
•The impact of the One Planet Group LLC investment agreement and financing; and
•Our business, expansion plans and opportunities and other strategic alternatives that we may consider, including, but not limited to, mergers, acquisitions, investments, divestitures, and joint ventures.

We caution you that the foregoing list does not contain all of the forward-looking statements made in this press release. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance or achievements. Actual results are subject to numerous risks and uncertainties, including those related to the factors described above and as detailed in Part I, Item 1A of our most recent Annual Report on Form 10-K (“Form 10-K”) filed with the Securities and Exchange Commission (“SEC”), those discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 of our Form 10-K and those discussed in other documents we file with the SEC.

Should one or more of the risks or uncertainties described herein or in any other documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.

Investors should consider the risks and uncertainties described herein and should not place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Inspirato Contacts
Investor Relations        Media Relations
ir@inspirato.com     communications@inspirato.com